================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report April 10, 2003
                 Date of Earliest event reported April 10, 2003



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659

        Delaware                                 95-4119509
-------------------------------           ------------------------
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)               Identification No.)


          One Marcus Square
          1618 Main Street
            Dallas, Texas                               75201
----------------------------------------              ----------
(Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code: (214) 741-6911
------------------------------------------------------------------





                                 Not Applicable
          (Former name or former address, if changed since last report)


================================================================================

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c) Exhibits.

     99.1 Press release dated April 10, 2003 announcing revenue results for the five weeks ended April 5, 2003.


ITEM 9.     REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On April 10, 2003, The Neiman Marcus Group, Inc. issued a press release announcing its revenue results for the five weeks ended April 5, 2003. A copy of this press release is attached as Exhibit 99.1.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  April 10, 2003                       By:  /s/ T. Dale Stapleton
                                                --------------------------------
                                                     T. Dale Stapleton Vice
                                                     President and Controller
                                                     (principal accounting
                                                     officer of the registrant)